DIRECT OPERATING COSTS	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Details of the allocation of costs incurred by Brookfield on behalf of the partnership are disclosed in Note 17. Key decision makers of the partnership are all employees of the ultimate parent company or its subsidiaries, which provides management services under the master services agreement with Brookfield.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the three and six months ended June 30, 2022 and 2021. Comparative figures have been reclassified to conform the current period’s presentation as described in Note 2 (a):

	Three Months Ended June 30,		Six Months Ended June 30,
(US$ MILLIONS)	2022	2021	2022	2021
Inventory costs	$9,838	$7,357	$18,591	$13,421
Subcontractor and consultant costs	812	911	1,553	1,660
Concession construction materials and labor costs	81	51	160	84
Depreciation and amortization expense	786	553	1,488	1,095
Compensation	1,287	980	2,496	1,971
Other direct costs	870	697	1,981	1,296
Total	$13,674	$10,549	$26,269	$19,527
Expected credit loss provisions on financial assets are included within other direct costs.